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                                                                   EXHIBIT 10.27


                        SIXTH AMENDMENT TO BRIDGE NOTE
                        ------------------------------


          THIS SIXTH AMENDMENT TO BRIDGE NOTE (this "Agreement") is made as of the 13 day of January, 1997, by and between Styles on Video, Inc., a Delaware corporation ("SOV"), Forever Yours, Inc., a California corporation ("FYI"), and International Digital Investors, L.P., a Delaware limited partnership ("IDI").

                                    RECITALS
                                    --------

          WHEREAS, SOV, FYI, and IDI entered into a 10% Bridge Note due October 3, 1996, dated September 19, 1996 ("the Bridge Note");

          WHEREAS, SOV, FYI and IDI entered into an Amendment and Waiver Agreement dated October 15, 1996, which, among other things, increased the amount of the financing available to $280,000 and extended the due date of the Bridge Note to October 29, 1996;

          WHEREAS, SOV, FYI and IDI entered into a Second Amendment to Bridge Note dated October 25, 1996, which, among other things, increased the amount of the financing available to $415,000, extended the due date of the Bridge Note, as amended, to November 8, 1996, and provided for the issuance of warrants equal to 3% of the fully diluted shares of SOV's common stock outstanding should the parties fail to enter into a permanent financing arrangement with IDI by November 30, 1996;

          WHEREAS, SOV, FYI and IDI entered into a Third Amendment to Bridge Note dated November __, 1996, which, among other things, increased the amount of the financing available to $665,000, extended the due date of the Bridge Note, as amended, to December 9, 1996, and increased the number of warrants issuable from 3% to 4% of the fully diluted shares of SOV's common stock outstanding should the parties fail to enter into a permanent financing arrangement with IDI by December 31, 1996;

          WHEREAS, SOV, FYI and IDI entered into a Fourth Amendment to Bridge Note dated December __, 1996, which, among other things, increased the amount of the financing available to $855,000 and extended the due date of the Bridge Note, as amended, to December 31, 1996;

          WHEREAS, SOV, FYI and IDI entered into a Fifth Amendment to Bridge Note dated December __, 1996, which, among other things, increased the amount of the financing available from up to $855,000 to up to $991,000 and extended the due date of the Bridge Note, as amended, to January 15, 1997;
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          WHEREAS, SOV, FYI and IDI desire to further amend the Bridge Note, as amended, to increase the amount of funding available thereunder.

                                     TERMS
                                     -----

          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                  ARTICLE  I.

          Amendment to Bridge Note Amount.  The amount of funds that may be
          -------------------------------
borrowed pursuant to the Bridge Note, as amended, is hereby amended from up to $991,000 to up to $1,157,000.

                                  ARTICLE II.

          2.1  Effect of Amendment.  Except as expressly provided in Article I
               -------------------
of this Amendment, nothing shall affect or be deemed to affect any provisions of the Bridge Note, as amended. Accordingly, interest expense incurred with respect to the $166,000 advanced pursuant to this Amendment shall accrue as of the date hereof.

          2.2  Counterparts.  This Amendment may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

          2.3  Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the internal laws of the State of California without giving effect to principles of conflicts of laws.

                                       2
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          IN WITNESS WHEREOF, the parties hereto have executed or caused this
Amendment to be executed by their duly authorized representatives as of the day and year first above written.


                              STYLES ON VIDEO, INC.

                              By:  /s/ K. Eugene Shutler
                                  -------------------------------------


                              FOREVER YOURS, INC.

                              By:  /s/ Nancy H. Galgas
                                  -------------------------------------


                              INTERNATIONAL DIGITAL INVESTORS, L.P.

                              By:  /s/ Jeffrey Safchik
                                  -------------------------------------